THE MAINSTAY FUNDS

MainStay MacKay Infrastructure Bond Fund

(the “Fund”)

Supplement dated June 25, 2020 (“Supplement”)

to the Summary Prospectus and Prospectus, each dated February 28, 2020, as supplemented, and Statement of Additional Information, dated February 28, 2020, as supplemented and amended (“SAI”)

Important Notice Regarding Change in Investment Policy

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At a meeting held on June 23-24, 2020, the Board of Trustees of The MainStay Funds considered and approved the following changes, which will take effect on August 31, 2020:

1.	Name Change. The name of the Fund is changed to MainStay MacKay U.S. Infrastructure Bond Fund.

2.	Principal Investment Strategies. The first sentence of the first paragraph in the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt issuers and/or securities intended primarily to finance infrastructure-related activities.

3.	Non-Fundamental Investment Policies Related to Fund Names. The table in the SAI section entitled “Non-Fundamental Investment Restrictions – General” is amended to revise the policy for the Fund as follows:

MainStay MacKay U.S. Infrastructure Bond Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt securities and/or securities intended primarily to finance infrastructure-related activities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.